SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 23, 2003

HOST MARRIOTT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, MD 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Item 9.    Regulation FD Disclosure

On July 23, 2003, Host Marriott Corporation reported results of operations for the company’s second quarter 2003. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Host Marriott Corporation under Securities Act of 1933, as amended.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Host Marriott Corporation’s earnings release for the second quarter of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

July 23, 2003	By:	/s/ Larry K. Harvey
Larry K. Harvey Senior Vice President and Corporate Controller